UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Ultimus Asset Services, LLC 2960 N. Meridian Street, Suite 300 Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy.

Dover, DE 19901

(Name and address of agent for service)

With a copy to:

John H. Lively, Esq.

The Law Offices of John H. Lively & Associates, Inc.

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Parkway,

Suite 310

Leawood, KS 66221

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 1/31

Date of reporting period: 1/31/16

Item 1.	Reports to Stockholders.

Golub Group Equity Fund

Annual Report

January 31, 2016

Fund Adviser:

Golub Group, LLC

1850 Gateway Drive, Suite 100

San Mateo, CA 94404

Toll Free (866) 954-6682

Management’s Discussion of Fund Performance for the Fiscal Year Ending January 31, 2016 (Unaudited)

The Golub Group Equity Fund (the “Fund”) returned 0.42% for the fiscal year ending January 31, 2016. In comparison, our benchmark, the S&P 500® Index (“S&P 500”)*, lost 0.67% during the same period. Since inception on April 1, 2009, the Fund has a cumulative return of 137.65% as compared to the 180.90% cumulative return of the benchmark.

Positive returns for the Fund during the period were driven by security selection since the majority of the sectors in the S&P 500 experienced negative returns during the period. Performance was led by strong returns from the Technology and Healthcare sectors. In addition, the portfolio benefited from being significantly underweight in the Energy sector (1.9% of portfolio weight vs. 7.6% benchmark weight) as Energy was the worst performing sector in the S&P 500 for the period. Our three biggest contributors to performance were in the Technology sector, with Alphabet (formerly Google) up 41.6%, Microsoft up 40.1% and eBay up 32.7%. In addition, our Healthcare stocks significantly outperformed the benchmark primarily due to Hospira, which was acquired by Pfizer during the period for a significant premium to our purchase price. Berkshire Hathaway ended the period as our largest holding followed by Flowserve, Microsoft and Apple.

Despite the portfolio significantly reducing its exposure to the Energy sector, the sell-off in oil still impacted our results, especially with regards to our Industrial sector holdings. Industrials were the largest detractor to performance due to company specific performance and our overweight exposure to the sector (20.7% of portfolio weight vs. 10.9% benchmark weight). Our Industrial positions that have customers in the Energy sector saw a significant decrease in business activity from those customers. Flowserve was the largest detractor to performance falling 28% during the period. Flowserve generates approximately 40% of its business from the Energy sector. We took the opportunity to add to the position at lower prices in order to take advantage of the opportunity. In addition, the Fund’s security selection in the Consumer Discretionary sector was a detractor to performance as that sector was a strong contributor to the S&P 500 returns and our stock selection in the sector, primarily General Motors acted as a drag on our performance. Lastly, our cash position which closed the period at 6.0% of the Fund and generated virtually no return for the year acted as a modest drag on performance. Owens Illinois was our worst performing stock falling 44.6% during the period.

During the period, we added the following seven (7) new positions to the Fund: W.W. Grainger, Time Warner, Mondelez International, Kraft Heinz, Halliburton, Schlumberger, and Allergan. During the period we sold the following eight (8) positions in their entirety:

Hospira, Devon Energy, Northrop Grumman, Teva Pharmaceutical, National Oilwell Varco, PayPal Holdings, eBay, and General Electric.

In addition to the stock and security selection, the advisor’s decision to waive fees and reimburse expenses to the Fund due to the expense limitation cap impacted performance. Had the advisor not waived and reimbursed these expenses, the performance of the Fund would have been lower.

We remain focused on our long term discipline of investing in high-quality, large-cap, dividend-paying businesses that trade at attractive valuations and are confident that our style of investing is particularly well-suited for the period ahead.

Sincerely,

Golub Group, LLC

* The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling the Fund at 1-866-954-6682. Fee waivers and expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s Prospectus contains this and other important information. For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

Investment Results (Unaudited)

Total Returns*

(For the periods ended January 31, 2016)

		Average Annual
	1 Year	3 Year	5 Year	Since Inception (April 1, 2009)
Golub Group Equity Fund	0.42%	9.49%	9.41%	13.49%
S&P 500® Index**	-0.67%	11.30%	10.91%	16.30%
Total annual operating expenses, as disclosed in the most recent supplement to the Fund’s prospectus, dated May 31, 2015, were 1.40% of average daily net assets (1.26% after fee waivers/expense reimbursements by Golub
Group, LLC (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund until May 31, 2016, so that Total Annual Fund Operating Expenses do not exceed 1.25%. This contractual arrangement may only be terminated by mutual consent of the
Adviser and the Fund, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. This operating expense limitation does not apply to: (i) interest,
(ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles,
(v) other extraordinary expenses not incurred in the ordinary course of the
Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the
Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and
Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including ETFs, that have their own expenses. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or reimbursement.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (866) 954-6682.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Information pertaining to the Fund’s expense ratios as of January 31, 2016 can be found on the financial highlights.

** The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

The chart above assumes an initial investment of $10,000 made on April 1, 2009 (commencement of Fund operations) and held through January 31, 2016. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (866) 954-6682. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA.

Fund Holdings (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Golub Group Equity Fund (the “Fund”) is to provide long-term capital appreciation. A secondary objective is to provide current income.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, short-term redemption fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the entire period from August 1, 2015 to January 31, 2016.

Summary of Fund’s Expenses – (Unaudited) (continued)

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period ended January 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period Ended
	August 1, 2015	January 31, 2016	January 31, 2016
Golub Group Equity Fund
Actual*	$1,000.00	$921.20	$6.05
Hypothetical**	$1,000.00	$1,018.90	$6.36

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365.
**	Assumes a 5% return before expenses.

Schedule of Investments

January 31, 2016

Shares		Fair Value
COMMON STOCKS – 94.07%

	Consumer Discretionary – 5.00%
53,330	General Motors Co.	$1,580,701
8,720	Time Warner, Inc.	614,237

		2,194,938

	Consumer Staples – 15.22%
3,995	Anheuser-Busch InBev SA/NV ADR	502,731
9,265	Diageo PLC ADR	997,563
12,300	Kraft Heinz Co./The	960,138
47,000	Mondelez International, Inc. – Class A	2,025,700
7,670	PepsiCo, Inc.	761,631
17,640	Procter & Gamble Co./The	1,441,012

		6,688,775

	Energy – 1.40%
9,425	Halliburton Co.	299,621
4,360	Schlumberger Ltd.	315,097

		614,718

	Financials – 25.58%
30,720	American International Group, Inc.	1,735,066
149,100	Bank of America Corp.	2,108,274
52,650	Bank of New York Mellon Corp./The	1,906,983
24,765	Berkshire Hathaway, Inc. – Class B*	3,213,754
27,070	Citigroup, Inc.	1,152,641
22,350	Wells Fargo & Co.	1,122,640

		11,239,358

	Health Care – 4.89%
4,525	Allergan PLC*	1,287,046
4,700	C.R. Bard, Inc.	861,369

		2,148,415

See accompanying notes which are an integral part of these financial statements.

Schedule of Investments (continued)

January 31, 2016

Shares		Fair Value
COMMON STOCKS – (continued)
	Industrials – 18.50%
15,850	Deere & Co.	$1,220,608
10,390	FedEx Corp.	1,380,623
74,550	Flowserve Corp.	2,880,612
14,805	United Technologies Corp.	1,298,250
6,865	W.W. Grainger, Inc.	1,350,277

		8,130,370

	Information Technology – 21.24%
2,725	Alphabet, Inc. – Class A*	2,074,679
21,800	Apple, Inc.	2,122,012
13,650	Fiserv, Inc.*	1,290,744
50,945	Microsoft Corp.	2,806,560
22,875	QUALCOMM, Inc.	1,037,152

		9,331,147

	Materials – 2.24%
76,150	Owens-Illinois, Inc.*	985,381

	Total Common Stocks (Cost $38,929,502)	41,333,102

MONEY MARKET SECURITIES – 6.53%
2,869,027	Fidelity Institutional Money Market Portfolio – Institutional Class, 0.37%(a)	2,869,027

	Total Money Market Securities (Cost $2,869,027)	2,869,027

	Total Investments – 100.60% (Cost $41,798,529)	44,202,129

	Liabilities in Excess of Other Assets – (0.60)%	(262,670)

	NET ASSETS – 100.00%	$43,939,459

(a)	Rate disclosed is the seven day yield as of January 31, 2016.
*	Non-income producing security.
ADR	– American Depositary Receipt

The sectors shown on the schedule of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

Statement of Assets and Liabilities

January 31, 2016

Assets
Investments in securities at fair value (cost $41,798,529)	$44,202,129
Receivable for fund shares sold	1,000
Dividends receivable	33,338
Prepaid expenses	6,810
Total Assets	44,243,277
Liabilities
Payable for fund shares redeemed	88,034
Payable for investments purchased	146,521
Payable to Adviser	28,287
Payable to administrator, fund accountant and transfer agent	17,385
Payable to custodian	2,010
Payable to trustees	1,100
Other accrued expenses	20,481
Total Liabilities	303,818
Net Assets	$43,939,459
Net Assets consist of:
Paid-in capital	$39,378,007
Accumulated undistributed net investment income	6,825
Accumulated undistributed net realized gain from investment transactions	2,151,027
Net unrealized appreciation on investments	2,403,600
Net Assets	$43,939,459
Shares outstanding (unlimited number of shares authorized, no par value)	2,753,453
Net asset value, offering and redemption price per share	$15.96

See accompanying notes which are an integral part of these financial statements.

Statement of Operations

For the year ended January 31, 2016

Investment Income
Dividend income (net of foreign taxes withheld of $5,974)	$752,828
Total investment income	752,828
Expenses
Investment Adviser	475,169
Administration	45,079
Fund accounting	25,000
Transfer agent	31,794
Legal	22,059
Registration	7,489
Custodian	8,369
Audit	16,500
Trustee	5,758
Printing	17,128
Miscellaneous	9,663
Total expenses	664,008
Fees waived by Adviser	(69,997)
Net operating expenses	594,011
Net investment income	158,817
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	5,529,999
Net change in unrealized appreciation of investment securities	(5,356,699)
Net realized and unrealized gain on investments	173,300
Net increase in net assets resulting from operations	$332,117

See accompanying notes which are an integral part of these financial statements.

Statements of Changes in Net Assets

	For the Year Ended January 31, 2016	For the Year Ended January 31, 2015
Increase (Decrease) in Net Assets due to: Operations
Net investment income	$158,817	$153,073
Net realized gain on investment securities transactions	5,529,999	4,334,747
Net change in unrealized (depreciation) of investment securities	(5,356,699)	(868,271)
Net increase in net assets resulting from operations	332,117	3,619,549
Distributions From:
Net investment income	(129,983)	(162,447)
Net realized gains	(5,349,007)	(3,625,526)
Total distributions	(5,478,990)	(3,787,973)
Capital Transactions
Proceeds from shares sold	6,537,690	11,749,584
Reinvestment of distributions	5,478,990	3,787,973
Amount paid for shares redeemed	(9,179,444)	(10,204,265)
Net increase in net assets resulting from capital transactions	2,837,236	5,333,292
Total Increase (Decrease) in Net Assets	(2,309,637)	5,164,868
Net Assets
Beginning of year	46,249,096	41,084,228
End of year	$43,939,459	$46,249,096
Accumulated undistributed net investment income (loss) included in net assets at end of year	$6,825	$(22,009)
Share Transactions
Shares sold	346,857	602,198
Shares issued in reinvestment of distributions	328,280	204,755
Shares redeemed	(493,314)	(525,320)
Net increase in share transactions	181,823	281,633

See accompanying notes which are an integral part of these financial statements.

Financial Highlights

(For a share outstanding during each year)

	For the Year Ended January 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of year	$17.98	$17.94	$15.76	$14.00	$14.58

Investment operations:

Net investment income	0.06	0.07	0.10 (a)	0.14 (a)	0.15 (a)

Net realized and unrealized gain on investments	0.11	1.54	3.09	2.12	0.20

Total from investment operations	0.17	1.61	3.19	2.26	0.35

Less distributions to shareholders from:

Net investment income	(0.05)	(0.07)	(0.10)	(0.14)	(0.14)

Net realized gains	(2.14)	(1.50)	(0.91)	(0.36)	(0.79)

Total distributions	(2.19)	(1.57)	(1.01)	(0.50)	(0.93)

Net asset value, end of year	$15.96	$17.98	$17.94	$15.76	$14.00

Total Return(b)	0.42%	8.74%	20.20%	16.34%	2.65%

Ratios and Supplemental Data:
Net assets, end of year (000)	$43,939	$46,249	$41,084	$32,517	$23,946

Ratio of expenses to average net assets after expense waiver and reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of expenses to average net assets before expense waiver and reimbursement	1.40%	1.39%	1.45%	1.57%	1.75%

Ratio of net investment income to average net assets after expense waiver and reimbursement	0.34%	0.33%	0.58%	0.95%	1.03%

Ratio of net investment income to average net assets before expense waiver and reimbursement	0.19%	0.19%	0.38%	0.63%	0.53%

Portfolio turnover rate	42.99%	34.45%	29.83%	16.79%	27.33%

(a)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the year.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

Notes to Financial Statements

January 31, 2016

NOTE 1. ORGANIZATION

The Golub Group Equity Fund (the “Fund”) was organized as an open-end diversified series of the Valued Advisers Trust (the “Trust”) on April 1, 2009. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Golub Group, LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation. A secondary objective is to provide current income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended January 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Notes to Financial Statements (continued)

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute all or substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. There were no such material reclassifications made as of January 31, 2016.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Notes to Financial Statements (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in management’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

Notes to Financial Statements (continued)

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2016:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$41,333,102	$–	$–	$41,333,102
Money Market Securities	2,869,027	–	–	2,869,027
Total	$44,202,129	$–	$–	$44,202,129
*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which other significant observable inputs (Level 2) were used in determining fair value. The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

The Trust recognizes transfers between fair value hierarchy levels at the end of the reporting period. There were no transfers between any levels during the year ended January 31, 2016 and the previous reporting period end.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended January 31, 2016, the Adviser earned a fee of $475,169 from the Fund before the waivers described below. At January 31, 2016, the Fund owed the Adviser $28,287.

The Adviser has contractually agreed to waive or limit its fee and reimburse certain Fund operating expenses, until May 31, 2016, so that the ratio of total annual operating expenses does not exceed 1.25%. This operating expense limitation does not apply to interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution under Rule 12b-1, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses. The Adviser may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. The Adviser may recoup the sum of all fees previously waived or expenses reimbursed during any of the previous three years, less any reimbursement previously paid, provided total expenses do not exceed the limitation set forth above. For the fiscal year ended January 31, 2016, the Adviser waived fees of $69,997.

Notes to Financial Statements (continued)

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at January 31, 2016 are as follows:

Amount	Recoverable through January 31,
$74,349	2017
64,918	2018
69,997	2019

The Trust retains Ultimus Asset Services, LLC. (“Ultimus”), formerly Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and provide the Fund with administrative and compliance services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended January 31, 2016, Ultimus earned fees of $45,079 for administrative and compliance services provided to the Fund. At January 31, 2016, Ultimus was owed $7,604 from the Fund for administrative and compliance services. Certain officers and one Trustee of the Trust are members of management and/or employees of Ultimus. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Huntington National Bank is the custodian of the Fund’s investments (the “Custodian”). Prior to January 1, 2016, The Custodian, HASI and the Distributor were under common control by Huntington Bancshares, Inc. For the fiscal year ended January 31, 2016, the Custodian earned fees of $8,369 for custody services provided to the Fund. At January 31, 2016, the Custodian was owed $2,010 from the Fund for custody services.

The Trust also retains Ultimus to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended January 31, 2016, Ultimus earned fees of $31,794 for transfer agent services to the Fund. At January 31, 2016, the Fund owed Ultimus $5,614 for transfer agent services. For the fiscal year ended January 31, 2016, Ultimus earned fees of $25,000 from the Fund for fund accounting services. At January 31, 2016, Ultimus was owed $4,167 from the Fund for fund accounting services.

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan is not active and will not be activated prior to May 31, 2016.

There were no payments made by the Fund to the Distributor during the fiscal year ended January 31, 2016. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor.

Notes to Financial Statements (continued)

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended January 31, 2016, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Amount
Purchases
U.S. Government Obligations	$–
Other	18,717,715
Sales
U.S. Government Obligations	$–
Other	19,359,950

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a) (9) of the Investment Company Act of 1940. At January 31, 2016, Charles Schwab & Co. (“Schwab”) owned, as record shareholder, 95% of the outstanding shares of the Fund. It is not known whether Schwab or any of the underlying beneficial owners owned or controlled 25% or more of the voting securities of the Fund.

NOTE 8. FEDERAL TAX INFORMATION

At January 31, 2016, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$5,461,819
Gross (Depreciation)	(3,058,738)
Net Appreciation on Investments	$2,403,081

At January 31, 2016, the aggregate cost of securities for federal income tax purposes was $41,799,048 for the Fund.

The tax characterization of distributions for the fiscal years ended January 31, 2016 and January 31, 2015, were as follows:

	2016	2015
Distributions paid from:
Ordinary Income*	$148,609	$310,062
Long-Term Capital Gain	5,330,381	3,477,911
	$5,478,990	$3,787,973
*	Short-term capital gain distributions are treated as ordinary income for tax purposes.

Notes to Financial Statements (continued)

At January 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$78,593
Undistributed long-term capital gains	2,102,466
Accumulated capital and other losses	(22,688)
Unrealized appreciation (depreciation)	2,403,081
$4,561,452

At January 31, 2016, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund deferred losses as follows:

Qualified Late Year Ordinary Loss
$22,688

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 10. SUBSEQUENT EVENT

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Golub Group Equity Fund and

Board of Trustees of Valued Advisers Trust

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Golub Group Equity Fund (the “Fund”), a series of Valued Advisers Trust, as of January 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Golub Group Equity Fund as of January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

March 29, 2016

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you received in January 2016 shows the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2015 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended January 31, 2016, the Fund designated $5,330,381 as long-term capital gain distributions.

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

The following table provides information regarding each of the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships

Ira Cohen, 56, Independent Trustee, June 2010 to present.	Independent financial services consultant since February 2005; Executive Vice President of Asset Management Services, Recognos Financial, since August 2015.	Trustee and Audit Committee Chairman, Griffin Institutional Access Real Estate Fund, since May 2014. Trustee, Angel Oak Funds Trust, since October 2014

Andrea N. Mullins, 48, Independent Trustee, December 2013 to present.	Private investor; Independent Contractor, Seabridge Wealth Management, LLC, since April 2014.	None.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	As of the date of this report, the Trust consists of 15 series.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act. Based on the experience of the Trustee, the Trust concluded that the individual described below should serve as a Trustee.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships

R. Jeffrey Young, 51, Trustee and Chairman, June 2010 to present.	Vice President and Director of Relationship Management, Ultimus Fund Solutions, LLC since December 2015; President, Unified Financial Securities, LLC since July 2015; President, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), April 2015 to December 2015, Director, May 2014 to December 2015, Senior Vice President, January 2010 to April 2015; Director, Unified Financial Securities, Inc. (n/k/a Unified Financial Securities, LLC), May 2014 to December 2015; Chief Executive Officer, Huntington Funds, February 2010 to March 2015; Chief Executive Officer, Huntington Strategy Shares, November 2010 to March 2015; President and Chief Executive Officer, Dreman Contrarian Funds, March 2011 to February 2013.	Trustee and Chairman, Capitol Series Trust, since September 2013.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	As of the date of this report, the Trust consists of 15 series.

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Officers of the Trust:

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships

R. Jeffrey Young, 51, Trustee and Chairman, June 2010 to present; Principal Executive Officer and President, Valued Advisers Trust since February 2010;	Vice President and Director of Relationship Management, Ultimus Fund Solutions, LLC since December 2015; President, Unified Financial Securities, LLC since July 2015; President, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), April 2015 to December 2015, Director, May 2014 to December 2015, Senior Vice President, January 2010 to April 2015; Director, Unified Financial Securities, Inc. (n/k/a Unified Financial Securities, LLC), May 2014 to December 2015; Chief Executive Officer, Huntington Funds, February 2010 to March 2015; Chief Executive Officer, Huntington Strategy Shares, November 2010 to March 2015; President and Chief Executive Officer, Dreman Contrarian Funds, March 2011 to February 2013.	Trustee and Chairman, Capitol Series Trust, since September 2013.

John C. Swhear, 54, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.

Assistant Vice President and Associate Director of Compliance, Ultimus Fund Solutions, LLC, since December 2015; Chief Compliance Officer, Unified Financial Securities, LLC, since May 2007; Chief Compliance Officer and AML Officer, Capitol Series Trust, since September 2013; Vice President of Legal Administration and Compliance, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), April 2007 to December 2015, Director, May 2014 to December 2015; Director, Unified Financial Securities, Inc. (n/k/a Unified Financial Securities, LLC), May 2014 to December 2015; President , Unified Series Trust, March 2012 to January 2016, Senior Vice President, May 2007 to March 2012; Secretary , Huntington Funds, April 2010 to February 2012.

None.

Carol J. Highsmith, 50, Vice President, August 2008 to present; Secretary, March 2014 to present	Assistant Vice President, Ultimus Fund Solutions, LLC, since December 2015; Secretary, Cross Shore Discovery Fund, since May 2014; Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), November 1994 to December 2015, most recently Vice President of Legal Administration, 2005 to December 2015.	None.

Trustees and Officers (Unaudited) (continued)

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years	Other Directorships

Matthew J. Miller, 39, Vice President, December 2011 to present.

Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC, since December 2015; President and Chief Executive Officer, Capitol Series Trust, since September 2013; Employed in various positions with Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), since July 1998, most recently Vice President of Relationship Management, 2005 to December 2015; Vice President, Huntington Funds, February 2010 to April 2015.

None.

Bryan W. Ashmus, 42, Principal Financial Officer and Treasurer, December 2013 to present.	Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC, since December 2015; Chief Financial Officer and Treasurer, Huntington Strategy Shares and Huntington Funds, since November 2013. Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), September 2013 to December 2015; Vice President, Fund Administration, Citi Fund Services, from May 2005 to September 2013.	None.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	As of the date of this report, the Trust consists of 15 series.

Other Information

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (866) 954-6682 to request a copy of the SAI or to make shareholder inquiries.

Investment Advisory Agreement Approval (Unaudited)

At a meeting held on December 8-9, 2015, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “Agreement”) between the Valued Advisers Trust (the “Trust”) and the Golub Group, LLC (the “Adviser” or “Golub”) with respect Golub Group Equity Fund (the “Fund”). Golub provided written information to the Board to assist the Board in its considerations.

The Board then considered the proposed renewal of the investment advisory agreement between the Trust and Golub with respect to the Fund. The Board discussed the contractual arrangements between Golub and the Trust with respect to the Fund. Mr. Lively again reminded the Trustees of their fiduciary duties and responsibilities as summarized in the memorandum from his firm, including the factors to be considered, and the application of those factors to Golub. In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board requested and was provided with, and reflected on, information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Fund and its shareholders by Golub; (ii) quarterly assessments of the investment performance of the Fund by personnel of Golub; (iii) commentary on the reasons for the performance; (iv) presentations by Golub addressing Golub’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Fund and Golub; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of Golub; and (vii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Golub, including financial information, a description of personnel and the services provided to the Fund, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (iii) benefits to be realized by Golub from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors.

1.

The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered Golub’s responsibilities under the Advisory Agreement. The Trustees considered the services being provided by Golub to the Fund. The Trustees discussed, among other things: the quality of Golub’s investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, its coordination of services for the Fund among the Fund’s service providers, and its efforts to promote the Fund and grow its assets. The Trustees considered Golub’s continuity of, and commitment to retain, qualified personnel and Golub’s commitment to maintain and enhance its resources and systems. The Trustees considered Golub’s personnel, including the education and experience of the personnel. The Trustees noted that after considering the

Investment Advisory Agreement Approval (Unaudited)

(continued)

foregoing information and further information in the Meeting materials provided by Golub (including Golub’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by Golub were satisfactory and adequate for the Fund.

2.	Investment Performance of the Fund and the Adviser. In considering the investment performance of the Fund and Golub, the Trustees compared the performance of the Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data and the Fund’s benchmark. The Trustees noted that the Fund had outperformed its peer group for the year-to-date, one month, three month, one year, and since inception periods ended October 31, 2015. The Trustees also considered the consistency of Golub’s management of the Fund with its investment objective, strategies, and limitations. The Trustees considered the Fund’s performance relative to the performance of Golub’s equity composite and noted that the performance was substantially similar for 2014. The Trustees noted that the Fund’s performance was very similar to the performance of the large cap blend category. After reviewing and discussing the investment performance of the Fund further, Golub’s experience managing the Fund, Golub’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Fund and Golub was acceptable.

3.	The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. In considering the costs of services to be provided and the profits to be realized by the Adviser from the relationship with the Fund, the Trustees considered: (1) Golub’s financial condition; (2) asset level of the Fund; (3) the overall expenses of the Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Golub regarding its profits associated with managing the Fund. The Trustees also considered potential benefits for Golub in managing the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other comparable mutual funds. The Trustees observed that the Fund’s advisory fee is above the average and median of its peer group but, due to the Fund’s expense limitation agreement, the net expense ratio is much closer to the average and median. Based on the foregoing, the Board concluded that the fees to be paid to Golub by the Fund and the profits to be realized by Golub, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Golub.

4.	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered the Fund’s fee arrangements with Golub. The Board considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement, and that Golub had agreed to extend those arrangements for another year. They also commented on the increase in assets during the prior fiscal year, noting that the Fund’s shareholders would continue to benefit from the economies of scale under the Trust’s agreements with service providers other than Golub. In light of the foregoing, the Board determined that the Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Golub.

Investment Advisory Agreement Approval (Unaudited)

(continued)

5.	Possible conflicts of interest and benefits to the Adviser. In considering Golub’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or Golub’s other accounts; and the substance and administration of Golub’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to Golub’s potential conflicts of interest. The Trustees discussed Golub’s practices for seeking best execution for the Fund’s portfolio transactions. In terms of other benefits to the Adviser, the Trustees considered Golub’s perspective that the Fund provides an investment option for smaller accounts, and the public nature of the Fund provides credibility to the Adviser’s operations. Based on the foregoing, the Board determined that Golub’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined to approve the continuation of the Agreements between the Trust and the Adviser.

VALUED ADVISERS TRUST

PRIVACY POLICY

The following is a description of the policies of the Valued Advisers Trust (the “Trust”) regarding disclosure of nonpublic personal information that shareholders provide to a series of the Trust (each, a “Fund”) or that the Fund collects from other sources. In the event that a shareholder hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how shareholder nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information a Fund May Collect. A Fund may collect the following nonpublic personal information about its shareholders:

•

Information the Fund receives from a shareholder on applications or other forms, correspondence, or conversations (such as the shareholder’s name, address, phone number, social security number, and date of birth); and

•

Information about the shareholder’s transactions with the Fund, its affiliates, or others (such as the shareholder’s account number and balance, payment history, cost basis information, and other financial information).

Categories of Information a Fund May Disclose. A Fund may not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. A Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process shareholder transactions and otherwise provide services to the shareholder.

Confidentiality and Security. Each Fund shall restrict access to shareholder nonpublic personal information to those persons who require such information to provide products or services to the shareholder. Each Fund shall maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of a shareholder’s nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (866) 954-6682 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Trustees

R. Jeffrey Young, Chairman

Ira Cohen

Andrea N. Mullins

Officers

R. Jeffrey Young, Principal Executive Officer and President

Bryan W. Ashmus, Principal Financial Officer and Treasurer

John C. Swhear, Chief Compliance Officer, AML Officer and Vice-President

Carol J. Highsmith, Vice President and Secretary

Matthew J. Miller, Vice President

Investment Adviser

Golub Group, LLC

1850 Gateway Drive, Suite 100

San Mateo, CA 94404

Distributor

Unified Financial Securities, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Legal Counsel

The Law Offices of John H. Lively & Associates, Inc.,

A member firm of The 1940 Act Law GroupTM

11300 Tomahawk Creek Pkwy, Suite 310

Leawood, KS 66211

Custodian

Huntington National Bank

41 S. High St.

Columbus, OH 43215

Administrator, Transfer Agent and Fund Accountant

Ultimus Asset Services, LLC

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Andrea N. Mullins, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees
	Registrant

	Golub Group Equity Fund:	FY 2016	$13,000
		FY 2015	$13,000

(b)	Audit-Related Fees
	Registrant

	Golub Group Equity Fund:	FY 2016	$0
		FY 2015	$0

(c)	Tax Fees
	Registrant

	Golub Group Equity Fund:	FY 2016	$3,000
		FY 2015	$2,500

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
	Registrant

	Golub Group Equity Fund:	FY 2016	$0
		FY 2015	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2016	$0	$0
FY 2015	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant’s board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code is filed herewith.

(2) Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3) Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Valued Advisers Trust

By	/s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date	4/01/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jeffrey Young
R. Jeffrey Young, President and Principal Executive Officer

Date	4/01/2016

By	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date	4/01/2016